                                                                   Exhibit 10.17


                          THIRD AMENDMENT AND WAIVER
                          --------------------------

          THIRD AMENDMENT AND WAIVER (this "Amendment"), dated as of October 20, 1999, among GLOBE HOLDINGS, INC., a Massachusetts corporation ("Holdings"), GLOBE MANUFACTURING CORP., an Alabama corporation (the "Borrower"), the several lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, Holdings, the Borrower, the Lenders, the Syndication Agent and the Administrative Agent are party to a Credit Agreement, dated as of July 31, 1998 (as amended, modified or supplemented through, but not including, the date hereof, the "Credit Agreement"); and

          WHEREAS, the Borrower has requested that the Lenders provide the amendments and waivers provided for herein and the Lenders have agreed to provide such amendments and waivers on the terms and conditions set forth herein;

          NOW, THEREFORE, it is agreed:

          1. The Lenders hereby waive any Default or Event of Default that has occurred and is continuing under the Credit Agreement solely as a result of Holdings' and the Borrower's failure to be in compliance with the provisions of
(x) Section 8.08 of the Credit Agreement (as in effect prior to giving effect to this Amendment) for the Measurement Period ending on September 30, 1999 and (y)
Section 8.10(a) of the Credit Agreement (as in effect prior to giving effect to this Amendment) for the period commencing on September 30, 1999 and ending on the Third Amendment Effective Date (as hereinafter defined).

          2. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

          "Level VII" has the meaning specified in Section 2.09(a)(ii).

          "Maximum Permitted Borrowing Amount" means (i) at any time that the Consolidated Leverage Ratio is greater than or equal to 6.50 to 1.00, $37,500,000, (ii) at any time that the Consolidated Leverage Ratio is greater than or equal to 6.00 to 1.00 but less than 6.50 to 1.00, $40,000,000, and (iii) at any time that the Consolidated Leverage Ratio is less than 6.00 to 1.00, $50,000,00.

          "Third Amendment" means the Third Amendment, dated as of October 20, 1999, to this Agreement.

          "Third Amendment Effective Date" has the meaning specified in the Third Amendment.

          3. Section 2.01(c) of the Credit Agreement is hereby amended by deleting the words "the Aggregate Revolving Commitment" appearing in the first sentence thereof and inserting the following words in lieu thereof:

          "the lesser of (A) the Aggregate Revolving Commitment and (B) the Maximum Permitted Borrowing Amount at such time".

          4. Section 2.01(d)(i) of the Credit Agreement is hereby amended by deleting the words "the Aggregate Revolving Commitment" appearing in the first sentence thereof and inserting the following words in lieu thereof:

          "the lesser of (A) the Aggregate Revolving Commitment and (B) the Maximum Permitted Borrowing Amount at such time".

          5. Section 2.01(d)(iv) of the Credit Agreement is hereby amended by inserting the words "the Maximum Permitted Borrowing Amount or" immediately after the words "the amount of" appearing in clause (iii) of the second sentence thereof.

          6. Section 2.03 of the Credit Agreement is hereby amended by inserting the following new clause (g) at the end thereof:

          "(g) In addition to the requirements set forth in clauses (a) and
     (f)(i) of this Section 2.03, each notice of a proposed Borrowing of Revolving Loans and Swingline Loans also shall contain the calculations (in reasonable detail) to establish the Consolidated Leverage Ratio after giving effect to such proposed Borrowing."

          7. Section 2.07(a)(i) of the Credit Agreement is hereby amended by deleting the words "the Aggregate Revolving Commitment" appearing therein and inserting the following words in lieu thereof:

          "the lesser of (A) the Aggregate Revolving Commitment and (B) the Maximum Permitted Borrowing Amount at such time".

          8. Section 2.07(a)(ii) of the Credit Agreement is hereby amended by deleting the words "the Aggregate Revolving Commitment" appearing therein and inserting the following words in lieu thereof:

          "the lesser of (A) the Aggregate Revolving Commitment and (B) the Maximum Permitted Borrowing Amount at such time".

          9. Section 2.09 of the Credit Agreement is hereby amended by deleting sub-clauses (i), (ii) and (iii) of clause (a) thereof and inserting the following new sub-clauses (i), (ii) and (iii) in lieu thereof:

          "(i) (x) for the period commencing on the Closing Date to January 28, 1999:

            Applicable Margin/Tranche A
            Term Loans, Revolving Loans                        Applicable Margin/
                and Swingline Loans                           Tranche B Term Loans
                -------------------                           --------------------
Base Rate                   1.25%                                   1.75%
Eurodollar Rate             2.25%                                   2.75%; and

           (y) for the period commencing on January 28, 1999 to the First Adjustment Date:

            Applicable Margin/Tranche A
            Term Loans, Revolving Loans                        Applicable Margin/
                and Swingline Loans                           Tranche B Term Loans
                -------------------                           --------------------
Base Rate                     2.00%                                   2.50%
Eurodollar Rate               3.00%                                   3.50%

          (ii) from and after the First Adjustment Date, for each period from an Adjustment Date to the next succeeding Adjustment Date, the rate per annum for the relevant type of Loan of the respective Tranche set forth below opposite the Consolidated Leverage Ratio determined as at the end of the last fiscal quarter ended prior to the first day of such period (it being understood that, notwithstanding the foregoing, for periods prior to the Third Amendment Effective Date, the Applicable Margin for each Type of Loan of a given Tranche shall be determined pursuant to this Section 2.09(a)(ii) prior to giving effect to the Third Amendment):


                                             Applicable Margin/
                                           Tranche A Term Loans,
                                            Revolving Loans and              Applicable Margin/
                                              Swingline Loans               Tranche B Term Loans
                                              ---------------               --------------------
                                       Eurodollar Rate   Base Rate       Eurodollar Rate   Base Rate
                                       ---------------   ---------       ---------------   ---------
Consolidated Leverage Ratio is
less than or equal to 3.00 to
1.00 ("Level I")                       1.25%                 0.25%       3.50%             2.50%

                                             Applicable Margin/
                                            Tranche A Term Loans,
                                             Revolving Loans and          Applicable Margin/
                                               Swingline Loans           Tranche B Term Loans
                                          --------------------------  --------------------------
                                          Eurodollar Rate  Base Rate  Eurodollar Rate  Base Rate
                                          ---------------  ---------  ---------------  ---------
Consolidated Leverage Ratio is
less than or equal to 3.50 to 1.0
but greater than 3.00 to 1.00
("Level II")                                   1.50%         0.50%         3.50%         2.50%

Consolidated Leverage Ratio is
less than or equal to 4.00 to 1.00
but greater than 3.50 to 1.00
("Level III")                                  2.00%         1.00%         3.50%         2.50%

Consolidated Leverage Ratio is
less than or equal to 4.50 to 1.00
but greater than 4.00 to 1.00
("Level IV")                                   2.25%         1.25%         3.50%         2.50%

Consolidated Leverage Ratio is
less than or equal to 6.00 to 1.00
but greater than 4.50 to 1.00
("Level V")                                    2.50%         1.50%         3.50%         2.50%

Consolidated Leverage Ratio is
less than or equal to 7.00 to 1.00
but greater than 6.00 to 1.00
("Level VI")                                   3.00%         2.00%         3.50%         2.50%

Consolidated Leverage Ratio is
greater than 7.00 to 1.00
("Level VII")                                  3.25%         2.25%         3.75%         2.75%

          (iii) If by the last day for determining any Adjustment Date, Holdings has failed to deliver a Leverage Ratio Certificate as at the end of the fiscal quarter ended immediately prior to such Adjustment Date, interest for the next succeeding period from such Adjustment Date to the next succeeding Adjustment Date shall be computed as if the Consolidated Leverage Ratio were at Level VII; provided, however, to the extent that Holdings thereafter delivers a Leverage Ratio Certificate during such succeeding period, interest for the remainder of such succeeding period shall be computed at the rate prescribed by Section 2.09(a)(ii). In addition, at any time that a Specified Default shall exist, the Applicable Margin shall be computed as if the Consolidated Leverage Ratio were at Level VII."

          10. Section 2.10(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(a) Commitment Fees. The Borrower shall pay to the Administrative Agent for the account of each RL Lender which is Non-Defaulting Lender a commitment fee on the daily unused portion of such Lender's Revolving Commitment (subject to Section 2.01(d)(iii) in the case of the Swingline Lender), computed on a quarterly basis in arrears, on each Interest Payment Date for Base Rate Loans based upon the daily utilization for the previous three month period as calculated by the Administrative Agent, equal to (A) for the period from the Closing Date to the First Adjustment Date, 0.500% per annum and (B) from and after the First Adjustment Date, for each period from an Adjustment Date to the next succeeding Adjustment Date, the rate per annum set forth below opposite the relevant Level of Consolidated Leverage Ratio determined as at the end of the last fiscal quarter ended prior to the first day of such period (it being understood that, notwithstanding the foregoing, for periods prior to the Third Amendment Effective Date, the commitment fee shall be determined pursuant to this
     Section 2.10(a) prior to giving effect to the Third Amendment):


                      Consolidated Leverage Ratio
                      ---------------------------

                      Level I           .300%
                      Level II          .375%
                      Level III         .425%
                      Level IV          .500%
                      Level V           .500%
                      Level VI          .500%
                      Level VII         .500%

     provided, however, that if by the last day for determining any Adjustment Date, Holdings has failed to deliver a Leverage Ratio Certificate as at the end of the fiscal quarter ended immediately prior to such Adjustment Date, the commitment fee for the next succeeding period from such Adjustment Date to the next succeeding Adjustment Date shall be computed as if the Consolidated Leverage Ratio were at Level VII; provided further, however, to the extent that Holdings thereafter delivers a Leverage Ratio Certificate during such succeeding period the commitment fee for the remainder of such succeeding period shall be computed at the rate prescribed in the table above in this Section 2.10(a). In addition, at any time that a Specified Default shall exist, the commitment fee shall be computed as if the Consolidated Leverage Ratio were at Level VII. Such commitment fees shall be paid in arrears on each Interest Payment Date for Base Rate Loans."

          11. Section 3.01(a) of the Credit Agreement is hereby amended by deleting the words "the Aggregate Revolving Commitment" appearing in clause (x) of the proviso to the first sentence thereof and inserting the following words in lieu thereof:

          "the lesser of (A) the Aggregate Revolving Commitment and (B) the Maximum Permitted Borrowing Amount at such time".

          12. Section 3.02 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

          "In addition to the requirements set forth above in this Section 3.02(a), each request for a Letter of Credit also shall contain the calculations (in reasonable detail) to establish the Consolidated Leverage Ratio after giving effect to the issuance of such proposed Letter of Credit."

          13. Section 3.08(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(a) The Borrower shall pay to the Administrative Agent for the account of each RL Lender a letter of credit fee with respect to the Letters of Credit computed on the average daily maximum amount available to be drawn on the outstanding Letters of Credit, on each Interest Payment Date for Base Rate Loans based upon Letters of Credit outstanding for the previous three-month period. The letter of credit fee shall be equal to
     (i) for the period from the Closing Date to January 28, 1999, 2.25% per annum, (ii) for the period from January 28, 1999 to the First Adjustment Date, 3.00% per annum and (iii) from and after the First Adjustment Date, for each period from an Adjustment Date to the next succeeding Adjustment Date, the rate per annum set forth below opposite the relevant Level of Consolidated Leverage Ratio determined as at the end of the last fiscal quarter ended prior to the first day of such period (it being understood that, notwithstanding the foregoing, for periods prior to the Third Amendment Effective Date, the letter of credit fee shall be determined pursuant to this Section 3.08(a) prior to giving effect to the Third Amendment):

                          Consolidated Leverage Ratio
                          ---------------------------

                              Level I       1.25%
                              Level II      1.50%
                              Level III     2.00%
                              Level IV      2.25%
                              Level V       2.50%
                              Level VI      3.00%
                              Level VII     3.25%

     provided, however, that if by the day for determining any Adjustment Date Holdings has failed to deliver a Leverage Ratio Certificate as at the end of the fiscal quarter ended immediately prior to such Adjustment Date, the letter of credit fee for the next succeeding period from such Adjustment Date to the next succeeding Adjustment Date shall be computed as if the Consolidated Leverage Ratio were at Level VII; provided further, however, to the extent that Holdings thereafter delivers a Leverage Ratio Certificate during such succeeding period, the letter of credit fee for the remainder of such succeeding period shall be computed at the rate prescribed in the table above in this Section 3.08(a). In addition, at any time that a Specified Default shall exist, the letter of credit fee shall be computed as if the Consolidated Leverage Ratio were at Level VII. Such letter of credit fee shall be due and payable in arrears on each Interest Payment Date for Base Rate Loans."

          14. Section 8.02(x) of the Credit Agreement is hereby amended by (i) deleting the date "September 30, 1998" appearing therein and inserting the date "December 31, 2001" in lieu thereof and (ii) deleting the proviso appearing in sub-clause (iv) thereof.

          15. Section 8.06(iv) of the Credit Agreement is hereby amended to read in its entirety as follows:

               "(iv) so long as (i) no Default under Section 7.01, 7.02(a), 9.01(a), 9.01(f) or 9.01(g) shall exist and no Event of Default shall exist and (ii) the Consolidated Leverage Ratio for the Measurement Period then last ended is less than 5.50 to 1.00, the Borrower may pay management fees to CHS Management and its Affiliates quarterly in arrears pursuant to, and in accordance with, the terms of the CHS Management Agreement (as in effect on October 26, 1999) in an aggregate amount for all such Persons taken together not to exceed $125,000 per quarter plus the reasonable out-of-pocket expenses incurred by CHS Management and its Affiliates in performing management services for the Borrower pursuant to the CHS Management Agreement (it being understood and agreed that the reimbursement of such reasonable out-of-pocket expenses may be made whether or not any Default or Event of Default exists and whether or not the Consolidated Leverage Ratio is less than 5.50 to 1.00), provided, however, (I) such management fees may be increased to $250,000 per quarter if the Consolidated Leverage Ratio for the Measurement Period then last ended is less than 5.00:1.00 and (II) no management fees may be paid pursuant to this clause (iv) for any quarter until Holdings has delivered a Leverage Ratio Certificate in respect of the applicable Measurement Period;".

          16. Section 8.07(a) of the Credit Agreement is hereby amended by deleting the amount "$7,000,000" appearing opposite the date "December 31, 1999" appearing therein and inserting the amount "$8,600,000" in lieu thereof.

          17. Section 8.08 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "8.08 Consolidated Interest Coverage Ratio. Holdings and the Borrower will not permit the Consolidated Interest Coverage Ratio for any Measurement Period ending on the last day of a fiscal quarter of Holdings set forth below to be less than the ratio set forth opposite such fiscal quarter below:

Fiscal Quarter Ending                                               Ratio
----------------------------------------------------------  ---------------------
   September 30, 1999                                                   1.40:1.00
   December 31, 1999                                                    1.45:1.00

   March 31, 2000                                                       1.50:1.00
   June 30, 2000                                                        1.50:1.00
   September 30, 2000                                                   1.50:1.00
   December 31, 2000                                                    1.50:1.00

   March 31, 2001                                                       1.50:1.00
   June 30, 2001                                                        1.50:1.00
   September 30, 2001                                                   1.50:1.00
   December 31, 2001                                                    1.70:1.00

   March 31, 2002                                                       1.70:1.00
   June 30, 2002                                                        1.70:1.00
   September 30, 2002                                                   1.70:1.00
   December 31, 2002                                                    1.90:1.00

   March 31, 2003                                                       1.90:1.00
   June 30, 2003                                                        1.90:1.00
   September 30, 2003                                                   1.90:1.00
   December 31, 2003                                                    2.05:1.00

   March 31, 2004                                                       2.05:1.00
   June 30, 2004                                                        2.05:1.00
   September 30, 2004                                                   2.05:1.00
   December 31, 2004                                                    2.15:1.00

   March 31, 2005                                                       2.15:1.00
   June 30, 2005                                                        2.15:1.00
   September 30, 2005                                                   2.15:1.00
   December 31, 2005
   and the last day of each fiscal quarter thereafter                   2.30:1.00".


          18. Section 8.09 of the Credit Agreement is hereby amended by deleting the ratio "1.10:1.00" appearing therein and inserting the ratio "1.05:1.00" in lieu thereof.

          19. Section 8.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "8.10 Maximum Leverage Ratio. (a) Holdings and the Borrower will not permit the Senior Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                          Period                                               Ratio
----------------------------------------------------------             ---------------------
September 30, 1999 through and including December 30, 1999                   3.90:1.00


          (b) Holdings and the Borrower will not permit the Consolidated Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                          Period                                                 Ratio
----------------------------------------------------------               ---------------------
December 31, 1999 through and including March 30, 2000                        7.30:1.00

March 31, 2000 through and including June 29, 2000                            7.05:1.00

June 30, 2000 through and including December 30, 2001                         7.00:1.00

December 31, 2001 through and including December 30, 2002                     6.10:1.00

December 31, 2002 through and including December 30, 2003                     5.45:1.00

December 31, 2003 through and including December 30, 2004                     5.00:1.00

December 31, 2004 through and including December 30, 2005                     4.65:1.00

Thereafter                                                                    4.35:1.00".

          20. Article VIII of the Credit Agreement is hereby amended by inserting the following new Section 8.16 at the end thereof:

          "8.16 Minimum EBITDA. Holdings and the Borrower will not permit Consolidated EBITDA for any Measurement Period ending on the last day of a fiscal quarter of Holdings set forth below to be less than the amount set forth opposite such fiscal quarter below:

        Fiscal Quarter Ending                                Amount
       -------------------------                     ----------------------
         December 31, 1999                                $37,000,000

         March 31, 2000                                   $38,200,000

         June 30, 2000                                    $38,400,000

         September 30, 2000                               $38,400,000

         December 31, 2000                                $38,500,000

         March 31, 2001                                   $39,100,000

         June 30, 2001                                    $39,900,000

         September 30, 2001                               $41,100,000

         December 31, 2001                                $42,500,000

         March 31, 2002                                   $42,830,000

         June 30, 2002                                    $43,270,000

         September 30, 2002                               $43,930,000

         December 31, 2002                                $44,700,000

         March 31, 2003                                   $44,955,000

         June 30, 2003                                    $45,295,000

         September 30, 2003                               $45,805,000

         December 31, 2003                                $46,400,000

         March 31, 2004                                   $46,325,000

         June 30, 2004                                    $46,225,000

         September 30, 2004                               $46,075,000

         December 31, 2004                                $45,900,000

         March 31, 2005                                   $45,990,000

         June 30, 2005                                    $46,110,000

         September 30, 2005                             $46,290,000

         December 31, 2005                              $46,500,000

         March 31, 2006 and
         the last day of each
         fiscal quarter thereafter                      $47,000,000".

     21. The Lenders hereby agree that the Borrower may amend the CHS Management Agreement to give effect to the provisions set forth in Section 15 of this Amendment.

     22. Holdings, the Borrower and the Lenders hereby agree that the Compliance Certificate shall be, and hereby is, amended to the extent necessary to provide for the calculation of Consolidated EBITDA as required to be determined pursuant to Section 8.16 of the Credit Agreement (as amended by this Amendment) and Holdings shall calculate such Consolidated EBITDA in each such Compliance Certificate.

     23. In order to induce the Lenders to enter into this Amendment, the Borrower hereby agrees to pay to each Lender which executes and delivers to the Administrative Agent a counterpart of this Amendment on or before 5:00 p.m. (New York time) on October 26, 1999, a fee equal to 1/4 of 1% of the sum of (I) such Lender's Revolving Commitment on the Third Amendment Effective Date and (II) the aggregate outstanding principal amount of such Lender's Term Loans on the Third Amendment Effective Date, with such fee to be earned on the Third Amendment Effective Date and payable on the Business Day immediately thereafter.

     24. In order to induce the Lenders to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Third Amendment Effective Date after giving effect to this Amendment and (ii) all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the Third Amendment Effective Date after giving effect to this Amendment.

     25. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when (i) the Administrative Agent, the Required Lenders, Holdings and the Borrower shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent as provided in
Section 12.02 of the Credit Agreement and (ii) the Borrower and CHS Management shall have entered into an amendment to the CHS Management Agreement to give effect to the provisions of Section 15 of this Amendment and the Administrative Agent shall have received a true and correct copy of such amendment.

     26. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

     27. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     28. All references in the Credit Agreement and each of the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

     29. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                                     * * *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.


                                 GLOBE HOLDINGS, INC.

                                 By: /s/ Lawrence R. Walsh, V.P.
                                     -------------------------------
                                     Name:  Lawrence R. Walsh
                                     Title: Vice President


                                 GLOBE MANUFACTURING CORP.

                                 By: /s/ Lawrence R. Walsh, V.P.
                                     -------------------------------
                                     Name:  Lawrence R. Walsh
                                     Title: Vice President


                                 BANK OF AMERICA, N.A., as Administrative
                                   Agent

                                 By: /s/ Dietmar Schiel
                                     -------------------------------
                                     Name:  Dietmar Schiel
                                     Title: Vice President

                                 BANK OF AMERICA, N.A., as Lender

                                 By: /s/ Heidi-Anne Sandquist
                                     -------------------------------
                                     Name:  Heidi-Anne Sandquist
                                     Title: Vice President

                                 MERRILL LYNCH CAPITAL CORPORATION

                                 By: /s/ Carol J. E. Feeley
                                     ----------------------------------
                                     Name:  Carol J. E. Feeley
                                     Title: Vice President


                                 ARCHIMEDES FUNDING, L.L.C.

                                 By: ING Capital Advisors, Inc., as
                                     Collateral Manager

                                 By: /s/ Michael D. Hatley
                                     ----------------------------------
                                     Name:  Michael D. Hatley
                                     Title: Managing Director


                                 BHF (USA) CAPITAL CORPORATION

                                 By: /s/ Michael Pallerito
                                     ----------------------------------
                                     Name:  Michael Pallerito
                                     Title: Assistant Vice President

                                 By: /s/ Jeffrey Frost
                                     ----------------------------------
                                     Name:  Jeffrey Frost
                                     Title: Vice President


                                 CYPRESS TREE INSTITUTIONAL FUND, LLC

                                 By: Cypress Tree Investment Management
                                     Company, Inc., its Managing Manager

                                 By:
                                     ----------------------------------
                                     Name:
                                     Title:

                                 CYPRESSTREE INVESTMENT FUND, LLC

                                 By: Cypress Tree Investment Management
                                      Company, Inc., its Managing Manager

                                 By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                 CYPRESSTREE INVESTMENT MANAGEMENT
                                   COMPANY, INC.

                                     As: Attorney-in-Fact and on behalf of First
                                     Allmerica Financial Life Insurance Company as Portfolio Manager


                                 By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                 CYPRESSTREE SENIOR FLOATING RATE FUND

                                 By: Cypress Tree Investment Management
                                      Company, Inc., as Portfolio Manager

                                 By:
                                     ------------------------------------
                                     Name:
                                     Title:

                                CYPRESSTREE INVESTMENT PARTNERS I LTD.

                                By: Cypress Tree Investment Management
                                     Company, Inc., as Portfolio Manager

                                By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                NORTH AMERICAN SENIOR FLOATING RATE FUND

                                By: Cypress Tree Investment Management
                                     Company, Inc., as Portfolio Manager

                                By:
                                    ----------------------------------
                                    Name:
                                    Title:


                                EATON VANCE SENIOR INCOME TRUST

                                By: Eaton Vance Management, as Investment
                                    Advisor


                                By: /s/ Scott H. Page
                                    ----------------------------------
                                    Name:  Scott H. Page
                                    Title: Vice President

                                FIRST SOURCE FINANCIAL LLP

                                By: First Source Financial Inc., its
                                     Agent/Member

                                By: /s/ Jeffery A. Cerny
                                    ----------------------------------
                                    Name:  Jeffery A. Cerny
                                    Title: Vice President


                                FLEET NATIONAL BANK

                                By: /s/ Ted Moran
                                    ----------------------------------
                                    Name:  Ted Moran
                                    Title: Assistant Vice President


                                HELLER FINANCIAL, INC.

                                By: /s/ Sheila C. Walmar
                                    ----------------------------------
                                    Name:  Sheila C. Walmar
                                    Title: Vice President


                                ING HIGH INCOME PRINCIPAL PRESERVATION FUND
                                  HOLDINGS, LDC

                                By: ING Capital Advisors, Inc. as Investment
                                    Advisor

                                By: /s/ Michael D. Hatley
                                    ----------------------------------
                                    Name:  Michael D. Hatley
                                    Title: Managing Director

                                 KZH - CYPRESSTREE-1 CORPORATION

                                 By: /s/ Peter Chin
                                     -------------------------------------------
                                     Name:      Peter Chin
                                     Title:  Authorized Agent


                                 THE MITSUBISHI TRUST AND BANKING CORPORATION

                                 By: /s/ Nobuo Tominaga
                                     -------------------------------------------
                                     Name:   Nobuo Tominaga
                                     Title:  Chief Manager


                                 MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
                                   PRIME INCOME TRUST
                                   By: c/o Morgan Stanley Dean Witter
                                   Advisors, Inc.

                                 By: /s/ Sheila A. Finnerty
                                     -------------------------------------------
                                     Name:   Sheila A. Finnerty
                                     Title:    Vice President


                                 NATIONAL CITY BANK

                                 By:
                                     -------------------------------------------
                                     Name:
                                     Title:

                                OXFORD STRATEGIC INCOME FUND

                                By: Eaton Vance Management, as Investment
                                    Advisor


                                By: /s/ Scott H. Page
                                    --------------------------------------------
                                    Name:   Scott H. Page
                                    Title:  Vice President


                                SENIOR DEBT PORTFOLIO

                                By: Boston Management and Research, as
                                    Investment Advisor

                                By: /s/ Scott H. Page
                                    --------------------------------------------
                                    Name:   Scott H. Page
                                    Title:  Vice President


                                CITIZENS BANK OF MASSACHUSETTS

                                By:
                                    --------------------------------------------
                                    Name:
                                    Title:


                                SUNTRUST BANK

                                By: /s/ David W. Penter
                                    --------------------------------------------
                                    Name:   David W. Penter
                                    Title:  Director Senior Relationship Manager


                                 UNION BANK OF CALIFORNIA, N.A.

                                 By: /s/ David W. Kinkela
                                     -------------------------------------------
                                     Name:   David W. Kinkela
                                     Title:  Vice President